FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                     _____________________________________


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       DATE OF REPORT:  MARCH 12, 1999
                       (Date of earliest event reported)



                          KIMBERLY-CLARK CORPORATION
            (Exact name of registrant as specified in its charter)


           DELAWARE                       1-225               39-0394230

    (State or other jurisdiction        (Commission File     (IRS Employer
      of incorporation)                Number)            Identification No.)


                P.O. BOX 619100, DALLAS, TEXAS                 75261-9100
         (Address of principal executive offices)               (Zip Code)


                                (972) 281-1200
             (Registrant's telephone number, including area code)



                     _____________________________________

Item 7.  Financial Statements and Exhibits
------------------------------------------

(c) Exhibits

   (13) The Corporation's 1998 audited consolidated financial statements, the notes thereto and the independent auditors' report thereon, and management's discussion and analysis with respect thereto, are attached hereto as Exhibit (13).

   (23) The consent of Deloitte & Touche LLP is attached hereto as Exhibit (23).



                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KIMBERLY-CLARK CORPORATION



Date:      March 12, 1999              By:  /s/ John W. Donehower
                                            ------------------------------
                                             John W. Donehower
                                             Senior Vice President and
                                             Chief Financial Officer

     EXHIBIT INDEX
     -------------


(13) The Corporation's 1998 audited consolidated financial statements, the notes thereto and the independent auditors' report thereon, and management's discussion and analysis with respect thereto, are attached hereto as Exhibit (13).

(23) The consent of Deloitte & Touche LLP is attached hereto as Exhibit (23).